CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF
2002

Name of Company: Antenor Fund, LLC

In connection with the Report on Form N-CSR for the above named company as filed with the Securities and Exchange
Commission on the date hereof, the undersigned hereby certifies that to my knowledge:

1.	The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of
1934; and

2.	The information contained in the Report fairly
presents, in all material respects, the financial condition and results of operations of the company.

Date: August 29, 2006 		/s/ Benjamin J. Bornstein
						Benjamin J. Bornstein
						President

Date: August 29, 2006 		/s/ Benjamin J. Bornstein
						Benjamin J. Bornstein
						Principal Financial Officer